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Exhibit 99        Amended and Restated Promissory Note




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                          EASYLINK SERVICES CORPORATION
                      AMENDED AND RESTATED PROMISSORY NOTE

$10,975,082                                       Effective:  September 1, 2003

FOR VALUE RECEIVED EASYLINK SERVICES CORPORATION, a Delaware corporation ("Company"), promises to pay to PTEK HOLDINGS, INC. ("Holder"), or its registered assigns, the principal sum of TEN MILLION NINE HUNDRED SEVENTY-FIVE THOUSAND EIGHTY-TWO and 00/100 DOLLARS ($10,975,082), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from September 1, 2003 on the unpaid principal balance at the rates specified herein, payable as provided herein.

         The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

         1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

         "Acquired Debt" means, with respect to any specified Person, Indebtedness of any other Person existing at the time such other Person merges with or into or becomes a Subsidiary of such specified Person, or Indebtedness incurred by such Person in connection with the acquisition of assets, including Indebtedness incurred in connection with such other Person merging with or into or becoming a Subsidiary of such specified Person or the acquisition of such assets, as the case may be.

         "Affiliate," with respect to any Person, means (i) any director, officer or employee of such Person, (ii) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person, and (iii) any Person beneficially owning or holding 5% or more of any class of voting securities of such Person or any corporation of which such Person beneficially owns or holds, in the aggregate, 5% or more of any class of voting securities. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate," when used herein without reference to any Person shall mean an Affiliate of Company.

         "Bankruptcy Law" shall mean Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.



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         "Capital Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP and, for purposes of this definition, the amount of such obligations at the time any determination thereof is to be made shall be the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on a balance sheet in accordance with GAAP.

         "Custodian" shall mean any custodian, receiver, trustee, assignee, sequester, liquidator or similar official under any Bankruptcy Law.

         "Event of Default" has the meaning given in Section 6 hereof.

         "Existing Debt" has the meaning given in Section 3(b) hereof.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

                  (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

         In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

         "Indebtedness" with respect to any Person means, at any time, without duplication,


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                  (a) its liabilities for borrowed money and its redemption
         obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

         Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person.

         "Material Subsidiary" means any Subsidiary of Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof).

         "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Company to Holder of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), now existing or hereafter arising under or pursuant to the terms of this Note and the other Operative Agreements, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U.S.C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding.



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         "Operative Agreements" shall mean the Settlement Agreement, the
Security Documents, and any and all agreements and documents to be executed and delivered in connection therewith.

         "Original Note" shall mean that certain Promissory Note in the original stated principal amount of $35,000,000 and dated as of January 31, 2001, issued by Swift Telecommunications, Inc. in favor of AT&T Corp., as amended, restated and replaced by that certain Amended and Restated Promissory Note in the original stated principal amount of $35,000,000 and dated as of January 31, 2001, issued by EasyLink (under the name Mail.com, Inc.), as further amended, restated and modified by that certain Promissory Note in the original principal amount of $10,000,000 and dated effective as of June 1, 2001, issued by EasyLink.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Purchase Money Indebtedness" means

                  (a) Indebtedness of the Company or any Wholly-Owned Subsidiary incurred (within 180 days of such purchase) to finance the purchase of any assets (including the purchase of equity interests of Persons that are not Affiliates of the Company) of the Company or any Wholly-Owned Subsidiary, provided that the amount of Indebtedness thereunder does not exceed 100% of the purchase cost of such assets; or

                  (b) Indebtedness of the Company or any Wholly-Owned Subsidiary which refinances indebtedness referred to in clause (a) of this definition, provided that such refinancing satisfies the proviso of such clause (a).

         "Settlement Agreement" shall mean that certain Settlement Agreement dated as of October 20, 2003 by and among Holder, the Company and AT&T Corp.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if a 50% or more interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of Company.




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         "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

         "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100 %) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time; provided that in the event that the Company or its other Wholly-Owned Subsidiaries do not own one hundred percent (100%) of the equity interests of a Subsidiary, but the only other shareholders of such Subsidiary are Affiliates, employees, officers and/or directors of the Company or another Wholly-Owned Subsidiary, then such Subsidiary shall be deemed a Wholly-Owned Subsidiary for purposes of this Agreement.

         2. Interest. The unpaid principal balance hereof shall bear interest at a rate equal to 12% per annum. The late payment interest rate (which will be applicable during any period in which an Event of Default exists or in the event of a late payment) shall be at 300 basis points (that is, 3%) higher than the rate that would be applicable if there were no Event of Default or late payment.

         3. Scheduled Installments of Principal and Interest.
         ----------------------------------------------------

                  (a) Principal of and interest on this Note shall be payable quarterly in cash commencing December 1, 2003 and on the first Business Day of each March, June, September and December thereafter in accordance with the payment schedule attached hereto as Schedule A. Each quarterly payment shall be applied first to repay accrued and unpaid interest on the Note and then to reduce the outstanding principal balance of the Note. Notwithstanding anything to the contrary herein or on Schedule A, all unpaid principal of and accrued but unpaid interest on the Note shall be paid in full by June 1, 2006.

                  (b) EasyLink shall not make any optional prepayment of principal of or interest on any of the notes restructured as of June 1, 2001 and issued to its equipment lessors or to George Abi Zeid, or the 10% senior convertible notes or 7% Subordinated Convertible Debentures outstanding as of the date of issuance hereof (collectively, the "Existing Debt") unless EasyLink simultaneously offers to the Holder to make a payment of principal of and/or interest on the Note in an amount proportionate to the amount of underlying debt to such other creditors on the same terms and conditions.


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         4. Optional Prepayments. At any time and from time to time, the Company may prepay at its option all or any part of the Note and accrued interest thereon. Partial prepayments of principal shall be applied in inverse order of maturity; accordingly, the quarterly payments of $800,000 provided in Schedule A shall not be reduced after giving effect to such partial prepayments unless and until the remaining outstanding amount of principal of and accrued but unpaid interest on the Note is less than $800,000.

         5. Representations and Warranties of Company. The Company hereby represents and warrants to the Holder that:

                  (a) This Note, when issued, sold and delivered for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

                  (b) The offer and sale of this Note solely to Holder is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of all applicable states.

                  (c) The Company has the requisite corporate power and authority to execute and deliver this Note and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Note, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Note has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity.

         6. Events of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                  (a) Company defaults in the payment of any interest on the Note when the same becomes due and payable and the default continues for a period of 30 days; or

                  (b) Company defaults in the payment of any principal or premium, if any, on the Note when the same becomes due and payable, whether at maturity or otherwise; or

                  (c) Company breaches in any material respect any representation or warranty contained in this Note or the any of the Operative Agreements, or fails to observe or perform any other covenant or agreement contained in this Note or the Operative Agreements required to be performed by it, and such breach is not cured or such failure continues for a period of 60 days after the receipt of written notice by Company from the Holder stating that such notice is a "Notice of Default"; provided, however, that failure by the Company to observe or perform the terms and provisions of Section 8 of the Settlement Agreement shall be an Event of Default if such failure to observe or perform the terms and provisions of said Section 8 continues for a period of 10 days after the receipt of written notice by the Company from the Holder stating that such notice is a "Notice of Default"; or



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                  (d) a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Company or any Material Subsidiary (or the payment of which is Guaranteed by Company or any of Company's Material Subsidiaries), whether such Indebtedness or Guarantee exists on the date of this Agreement or is created hereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period, if any, provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "Payment Default") or
         (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and after written receipt by Company from the Holder stating that such notice is a "Notice of Default"; or

                  (e) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against Company or any Material Subsidiary and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $5,000,000; or

                  (f) Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case or proceeding; or (ii) consents to the entry of an order for relief against such company or any Material Subsidiary in an involuntary case or proceeding; or (iii) consents to the appointment of a Custodian of such company or any Material Subsidiary or for all or any substantial part of its property; or (iv) makes a general assignment for the benefit of its creditors; or (v) take corporate or similar action to effect any of the foregoing; or

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against Company or any Material Subsidiary in an involuntary case or proceeding; or
         (ii) appoints a Custodian of such company or any Material Subsidiary or for all or any substantial part of the property of such company or any Material Subsidiary; or (iii) orders the liquidation of such company or any Material Subsidiary; and in each case referred to in this subsection (g) the order or decree remains unstayed and in effect for 60 days.



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         7. Rights of Holder upon Default.

                  (a) If an Event of Default with respect to Company described in Section 6(f) or (g) has occurred (other than an Event of Default described in clause (i) of Section 6(f) or described in clause (v) of
         Section 6(f) by virtue of the fact that such clause encompasses clause
         (i) of Section 6(f)), the Note then outstanding shall automatically become immediately due and payable. If any other Event of Default has occurred and is continuing, the Holder may at any time at its option, by notice or notices to Company, declare the Note to be immediately due and payable.

                  (b) Notwithstanding the foregoing, if any Event of Default described in Section 6 (d) has occurred and is continuing and the Payment Default giving rise to such Event of Default is cured or the acceleration giving rise to such Event of Default is annulled or rescinded within 30 days after receipt of written notice of such Event of Default by Company from the Holder of the Note stating that such notice is a "Notice of Default," then such Event of Default and any declaration under Section 7 (a) above shall be deemed automatically annulled and rescinded. Upon the Note becoming due and payable under
         Section 7, whether automatically or by declaration, the Note will forthwith mature and the entire unpaid principal amount hereof, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

                  (c) If any Default or Event of Default has occurred and is continuing, and irrespective of whether the Note has become or has been declared immediately due and payable under Section 7, the holder of the Note at the time outstanding may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in the Operative Agreements, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         8. Representations and Warranties of Holder. By its acceptance of this Note, the Holder hereby represents and warrants that the Holder is aware of Company's business affairs and financial condition, and has acquired information about Company sufficient to reach an informed and knowledgeable decision to acquire this Note. The Holder is acquiring this Note for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

         9. Indebtedness.

         Without the consent of Holder, the Company shall not, nor shall it permit any of its Wholly-Owned Subsidiaries to, create, incur, issue, assume, guarantee or otherwise become liable with respect to (collectively, "incur") any Indebtedness (including Acquired Debt) that is pari passu in right of payment with this Note. The foregoing limitation on the incurrence of Indebtedness will not apply to any of the following incurrences of Indebtedness (without duplication):

                  (a) Indebtedness evidenced by this Note;



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                  (b) Up to $80 million aggregate principal amount of
         Indebtedness (other than this Note) that is by its terms pari passu in right of payment with this Note (but such pari passu right of payment shall not apply to the security interests securing this Note);

                  (c) Indebtedness that is by its terms subordinated to this Note;

                  (d) Existing Indebtedness (other than this Note but including the restructure notes issued contemporaneously with the Original Note);

                  (e) Acquired Debt of a Person incurred prior to the date upon which such Person was acquired by the Company and its Wholly-Owned Subsidiaries (excluding Indebtedness incurred by such entity other than in the ordinary course of its business in connection with, or in contemplation of, such entity being so acquired);

                  (f) the incurrence of Purchase Money Indebtedness by the Company and its Wholly-Owned Subsidiaries in an amount not to exceed the cost of construction, acquisition or improvement of assets used in any business of the Company and its Subsidiaries;

                  (g) Swaps of the Company and its Wholly-Owned Subsidiaries covering Indebtedness of the Company and its Wholly-Owned Subsidiaries to the extent the notional principal amount of such Swap does not exceed the principal amount of the Indebtedness to which such Swap relates;

                  (h) Indebtedness of the Company and its Wholly-Owned Subsidiaries incurred in the ordinary course of business in respect of performance bonds or letters of credit of the Company and its Wholly-Owned Subsidiaries or surety bonds provided by the Company and its Wholly-Owned Subsidiaries;

                  (i) the incurrence by the Company and its Wholly-Owned Subsidiaries of Indebtedness issued in exchange for, or the proceeds of which are used to extend, refinance, renew, replace, substitute or refund in whole or in part Indebtedness permitted to be incurred under clauses (a), (b), (d), (e), (f) or (g) above ("Refinancing Indebtedness"); provided, however, that: (A) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount and accrued interest of the Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded and any premiums payable and reasonable fees, expenses, commissions and costs in connection therewith; (B) the terms, provisions and conditions of such Refinancing Indebtedness, taken as a whole, shall not be materially more burdensome to the Company than the terms, provisions and conditions of the Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded or would otherwise adversely affect the ability of the Company to pay or perform its obligations hereunder or otherwise materially adversely affect the rights of the Holder under any of the Operative Agreements; and (C) the Refinancing Indebtedness shall have a final maturity later than, and a Weighted Average Life to Maturity equal to or greater than, the final maturity and Weighted Average Life to Maturity, respectively, of the Indebtedness being extended, refinanced, renewed, replaced or refunded (a "Permitted Refinancing"); or



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                  (j) Indebtedness under Capital Lease Obligations of the
         Company and its Wholly-Owned Subsidiaries.

         For purposes of determining compliance with this Section 9, in the event that an item of Indebtedness meets the criteria of more than one of the categories described in clauses (a) through (j) above or is permitted to be incurred pursuant to the first sentence of this Section 9 and also meets the criteria of one or more of the categories described in clauses (a) through (j) above, the Company shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 9 and may from time to time reclassify such item of Indebtedness in any manner in which such item could be incurred at the time of such reclassification. Accrual of interest and the accretion of accreted value will not be deemed to be an incurrence of Indebtedness for purposes of this Section 9.

         10. Security. This Note is entitled to the benefits of the Security Documents pursuant to which Company and certain of its Affiliates have granted liens to secure the obligations hereunder. Notwithstanding anything to the contrary contained in the Security Documents, Holder agrees that Company and its Affiliates has or may grant a senior lien on accounts receivable to secure a working capital loan of up to $3,000,000 (the "Working Capital Loan"), provided that such working capital loan cannot be used to prepay any of the Existing Debt. Holder agrees that the liens and security interests contained in the Security Documents shall be subordinate to the liens and security interests on accounts receivable securing the Working Capital Loan, and Holder shall enter into such customary agreements with the lender under the Working Capital Loan as such lender may reasonably request in order to facilitate such loan.

         11. Successors and Assigns. Subject to the restrictions on transfer described in Sections 13 below, the rights and obligations of Company and Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         12. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the written consent of Company and Holder.

         13. Assignment by Company. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to Company in connection with a reincorporation of Company in another state of the United States. The Holder of this Note may assign this Note, in whole or in part, at any time without the prior consent of the Company.

         14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery at the respective addresses of the parties as set forth in the Settlement Agreement or on the register maintained by Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when received.



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         15. Payment. Payment shall be made in lawful tender of the United
States.

         16. Expenses; Waivers. If action is instituted to collect this Note, Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

         17. No Impairment. The Company will not, by amendment of its Articles and/or Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times and in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder under this Note against wrongful impairment.

         18. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         19. Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York, or of any other state.

         20. No Novation. This Amended and Restated Promissory Note amends and restates in its entirety the Original Note, and is made in substitution of the Original Note, and not in satisfaction of the Original Note. This Amended and Restated Promissory Note shall not be deemed to constitute a novation.

         IN WITNESS WHEREOF, Company has caused this Note to be issued as of the date first written above.

                                 EASYLINK SERVICES CORPORATION,
                                 a Delaware corporation

                                 By: /s/ Gerald Gorman
                                 --------------------------------------------
                                 Name:  Gerald Gorman
                                 Title: Chairman

                                                                      Schedule A




                                Payment Schedule

Payment Date     Principal Payment    Interest Payment    Total Payment Amount

  1-Dec-03        $  470,747.48         $329,252.52           $ 800,000
  1-Mar-04        $  484,869.90         $315,130.10           $ 800,000
  1-Jun-04        $  499,416.00         $300,584.00           $ 800,000
  1-Sep-04        $  514,398.48         $285,601.52           $ 800,000
  1-Dec-04        $  529,830.44         $270,169.56           $ 800,000
  1-Mar-05        $  545,725.35         $254,274.65           $ 800,000
  1-Jun-05        $  562,097.11         $237,902.89           $ 800,000
  1-Sep-05        $  578,960.02         $221,039.98           $ 800,000
  1-Dec-05        $  596,328.82         $203,671.18           $ 800,000
  1-Mar-06        $  614,218.69         $185,781.31           $ 800,000
  1-Jun-06        $5,578,491.70         $167,354.75           $5,745,846.45